CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement (this “Agreement”) is entered as of May 18, 2018 (the “Effective Date”), by MD Global Partners, LLC (the “Consultant”), and Solis Tek Inc., a Nevada corporation (the “Company”). The Consultant and the Company are collectively referred to herein as the “Parties.”

RECITALS

WHEREAS, the Company is engaged in the business of digital lighting and nutrient manufacturing and distribution; and

WHEREAS, the Company wishes to engage the Consultant as an independent contractor for the Company for the purpose of providing strategic consulting services (the “Services”) from and after the Effective Date on the terms and conditions set forth below; and

WHEREAS, the Consultant wishes to provide the Services (as defined below) in accordance with the terms of this Agreement; and

WHEREAS, each Party is duly authorized and capable of entering into this Agreement.

NOW, THEREFORE, in consideration of the above recitals and the mutual promises and benefits contained herein, the Parties hereby agree as follows:

1. RESPONSIBILITIES

(a)  Of the Consultant. The Consultant agrees to do each of the following Services:

(i) Provide the Company management with strategic expertise for capital deployment from its recent fund raise.

(ii) Devote such time, energy, and ability to the performance of their duties as may be mutually agreed upon.

(iii) Communicate with the Company’s Chief Executive Officer regarding progress the Consultant has made in performing the Services; and

(b) Of the Company. The Company agrees to do each of the following:

(i) Engage the Consultant as an independent contractor to perform the Services;

(ii) Provide relevant information and tools, including access to the Company’s publicly available information to assist the Consultant with the performance of the Services.

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2. NATURE OF RELATIONSHIP

(a) Independent Contractor Status. The Consultant agrees to perform the Services hereunder solely as an independent contractor. The Parties agree that nothing in this Agreement shall be construed as creating a joint venture, partnership, franchise, agency, employer/employee, or similar relationship between the Parties. The Consultant is and will remain an independent contractor in its relationship to the Company and shall not be considered or deemed to be an employee of the Company for any purpose, including without limitation, for purposes of any pension, bonus, equity or other benefit plan which the Company makes available to its employees. The Company shall not be responsible for withholding taxes with respect to the Consultant’s compensation hereunder. Nothing in this Agreement shall create any obligation between either Party and a third party.

(b) Reliance by the Company. The Company has entered into this Agreement in reliance on information provided by the Consultant, including the Consultant’s express representation that he: (i) is an independent contractor; (ii) has the requisite education, knowledge and experience to perform the Services in an expert and competent manner; (iii) and has not been the subject of any disciplinary action by any regulatory authority.

3. TERM

The term of this Agreement shall commence as of the Effective Date and shall thereafter continue until July 15, 2018 at which time all Services shall cease.

4. COMPENSATION

(a) Terms and Conditions. The Company shall pay the Consultant a onetime fee of forty thousand (40,000) shares of common stock in the company, said shares shall be restricted by SEC Rule 144.

(b) Timing of Payment. The shares are to be issued withing 30 days of signing of the agreement.

(c) Taxes. The Consultant is solely responsible for the payment of all income, social security, employment-related, or other taxes incurred as a result of the performance of the Services by the Consultant under this Agreement and for all obligations, reports, and timely notifications relating to such taxes. The Company shall have no obligation to pay or withhold any sums for such taxes.

(d) Entirety of Obligation. The Parties agree that this onetime fee payment forever discharges all obligations between the Parties.

5. PIGGYBACK REGISTRATION RIGHTS

In the event that the Company files a registration statement with the SEC with respect to the sale of its Common Stock on behalf of any selling shares on any form prescribed by the SEC (other than a registration statement on Form S-4 or S-8 or any successor form thereto) after the date hereof but before the Consultant sells the Shares, then the Company shall include on such registration statement the resale of the Consultant’s shares issued under this Agreement. All costs and expenses related to the filing of the registration statement described herein shall be borne solely by the Company.

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6. REPRESENTATION OF THE CONSULTANT

(a) Consultant acknowledges that the shares of common stock to be issued pursuant to this Agreement (collectively, the “Shares”) have not been and will not be registered under the Securities Act of 1933, and accordingly are “restricted securities” within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such resale or transfer has been registered under the Act or is exempt from the registration requirements of that Act.

(b) Consultant understands that any certificates evidencing the Shares will bear one or all of the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

7. TERMINATION

This Agreement will be terminated July 15, 2018 at which time any and all obligations between the Parties ceases.

8. INDEMNIFICATION

(a) Of Company by Consultant. The Consultant shall indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, contractors, affiliates, subsidiaries, successors, and assigns from and against any and all damages, liabilities, costs, expenses, claims, and/or judgments, including, without limitation, reasonable attorneys’ fees as required by law and disbursements (collectively, the “Claims”) that any of them may suffer from or incur and that arise or result from (i) any gross negligence or willful misconduct of the Consultant arising from or connected with Consultant’s carrying out of his duties under this Agreement, (ii) the Consultant’s breach of any of his obligations, agreements, or duties under this Agreement, or (iii) any penalty, fine or interest imposed by any governmental authority (including any taxing authority) as a result of the Consultant not being treated as an independent contractor for any purpose.

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(b) Of Consultant by Company. The Company shall indemnify the Consultant against all expenses incurred by him in connection with any proceeding in which Consultant is involved as a result of serving in his capacity as a consultant to the Company or its affiliates, except that no indemnification shall be provided to the Consultant regarding any matter as to which it shall be finally determined (i) that the Consultant did not act in good faith and in the reasonable belief that the Consultant’s action was in the best interests of the Company, or (ii) with respect to a criminal matter, that the Consultant had reasonable cause to believe that the Consultant’s conduct was unlawful.

9. MODIFICATION

No amendment, change, or modification of this Agreement shall be valid unless in writing and signed by both Parties.

10. NOTICE

Any notice or other communication provided for herein or given hereunder to a Party hereto shall be in writing and shall be given in person, by overnight courier, or by mail (registered or certified mail, postage prepaid, return-receipt requested) to such Party as follows (or to such other address as such Party may designated from time to time for purposes of this Paragraph 8 by notice to the other Party):

If to the Company:

Mr. Alan Lien, CEO

Solis Tek Inc.

853 Sandhill Ave

Carson, CA 90746

If to the Consultant:

Mr. Owen May, CEO

MD Global Partners, LLC

825 Third Avenue, Suite 231

New York, NY 10019

11. GOVERNING LAW

This Agreement shall be governed by the laws of the state of California. Each Party consents to the exclusive jurisdiction of the State and Federal Courts of the State of California, located in Los Angeles County. In the event that any litigation or other legal proceeding results from or arises out of this Agreement or the performance thereof, the prevailing Party shall be entitled to recover its reasonable attorneys’ fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing Party may be entitled.

12. COUNTERPARTS/ELECTRONIC SIGNATURES

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. For purposes of this Agreement, use of a facsimile, e-mail, or other electronic medium shall have the same force and effect as an original signature.

********************signature page follows*******************

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***************signature page to Consulting Services Agreement*************

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the date first set forth above.

Solis Tek Inc.

By:	/s/ Alan Lien

Title:	CEO

By Consultant:	/s/ Owen May

Title:	CEO

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